CHARDAN CHINA ACQUISITION CORP. II

                                                     ______________, 2005

Chardan Capital, LLC
625 Broadway
Suite 1111
San Diego, California 92101

Gentlemen:

      This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Chardan China Acquisition Corp. II
("CCAC") and continuing until the earlier of the consummation by CCAC of a "Business Combination" or CCAC's liquidation (as described in CCAC's IPO prospectus) (the "Termination Date"), Chardan Capital, LLC shall make available to CCAC certain office and secretarial services as may be required by CCAC from time to time, situated at 625 Broadway, Suite 1111, San Diego, California 92101. In exchange therefore, CCAC shall pay Chardan Capital, LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                        Very truly yours,

                                        CHARDAN CHINA ACQUISITION CORP. II


                                        By:
                                            ------------------------------------
                                            Name:  Dr. Richard D. Propper
                                            Title: Chairman

AGREED TO AND ACCEPTED BY:

CHARDAN CAPITAL, LLC


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    Name:
    Title: